UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 4, 2008
Associated Banc-Corp

(Exact name of registrant as specified in its chapter)

Wisconsin	0-5519 001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code 920-491-7000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 4, 2008, Associated Banc-Corp (the “Registrant”) entered into a Selling Agent Agreement by and among the Registrant, Incapital LLC, as purchasing agent, Banc of America Securities LLC, Robert W. Baird & Co. Incorporated, Charles Schwab & Company, Incorporated, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wachovia Securities, LLC (the “Selling Agent Agreement”), relating to the issuance and sale of up to $100,000,000 aggregate principal amount of the Registrant’s InterNotes® (the “Subordinated Notes”) pursuant to the Registrant’s existing shelf Registration Statement (File No. 333-59482). The Subordinated Notes will constitute a series of unsecured subordinated debt securities to be issued from time to time pursuant to the Indenture dated as of August 6, 2001, between the Registrant and The Bank of New York Mellon Trust Company, National Association (as successor to The Bank of New York), as trustee.
The Registrant has filed a prospectus supplement dated September 4, 2008 and a preliminary pricing supplement with the Securities and Exchange Commission on September 5, 2008 pursuant to Rule 424(b)(3) related to the Subordinated Notes.
A copy of the Selling Agent Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference and to the Registrant’s Registration Statement.
The form of InterNotes® (Fixed Rate) and InterNotes® (Floating Rate) are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference and to the Registrant’s Registration Statement. The Registrant’s press release announcing the InterNotes® program is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with the issuance of the Subordinated Notes, Katten Muchin Rosenman LLP has delivered an opinion to the Registrant, attached hereto as Exhibit 5.1, that the Subordinated Notes constitute valid and binding obligations of the Registrant.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

1.1	Selling Agent Agreement by and among Associated Banc-Corp, Incapital LLC and the Agents named therein, dated September 4, 2008.

4.1	Form of InterNotes® (Fixed Rate).

4.2	Form of InterNotes® (Floating Rate).

5.1	Opinion of Katten Muchin Rosenman LLP regarding the validity of the Subordinated Notes.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

99.1	Press Release dated September 4, 2008.
InterNotes® is a registered servicemark of Incapital Holdings LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp (Registrant)

Date: September 9, 2008	By: /s/ Brian R. Bodager Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary

ASSOCIATED BANC-CORP
Exhibit Index to Current Report on Form 8-K

Exhibit
Number
1.1	Selling Agent Agreement by and among Associated Banc-Corp, Incapital LLC and the Agents named therein, dated September 4, 2008.

4.1	Form of InterNotes® (Fixed Rate).

4.2	Form of InterNotes® (Floating Rate).

5.1	Opinion of Katten Muchin Rosenman LLP regarding the validity of the Subordinated Notes.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

99.1	Press Release dated September 4, 2008.